                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number  811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Global Bond Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, may decline and the investor mayf lose principal value. Investments in securities of foreign issuers present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder Global Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	.92%	5.65%	6.81%	4.38%
Class B	.06%	4.78%	5.94%	3.53%
Class C	-.04%	4.76%	5.94%	3.55%
Citigroup World Government Bond Index+	-1.76%	7.52%	8.12%	5.23%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/05	$ 10.01	$ 10.01	$ 10.00
10/31/04	$ 10.35	$ 10.35	$ 10.35
Distribution Information: Twelve Months: Income dividends as of 10/31/05	$ .46	$ .37	$ .37
October Income Dividend	$ .0180	$ .0107	$ .0107
SEC 30-day Yield as of 10/31/05++	1.45%	.67%	.68%
Current Annualized Distribution Rate as of 10/31/05++	2.16%	1.28%	1.28%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.34%, .50% and .45% for Class A, B and C shares, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 2.05%, 1.11% and 1.05% for Class A, B and C shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — Global Income Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	45	of	91	49
3-Year	71	of	88	79

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Global Bond Fund — Class A [] Citigroup World Government Bond Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,638	$11,262	$13,279	$14,656
	Average annual total return	-3.62%	4.04%	5.84%	3.90%
Class B	Growth of $10,000	$9,716	$11,304	$13,246	$14,152
	Average annual total return	-2.84%	4.17%	5.78%	3.53%
Class C	Growth of $10,000	$9,996	$11,498	$13,347	$14,171
	Average annual total return	-.04%	4.76%	5.94%	3.55%
Citigroup World Government Bond Index+	Growth of $10,000	$9,824	$12,431	$14,774	$16,646
	Average annual total return	-1.76%	7.52%	8.12%	5.23%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestments of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP and Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return for Class S is 56.00%.

Average Annual Total Returns as of 10/31/05
Scudder Global Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	1.16%	5.91%	7.07%	4.64%
Class AARP	1.17%	5.89%	7.06%	4.64%
Citigroup World Government Bond Index+	-1.76%	7.52%	8.12%	5.23%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/05	$ 9.99	$ 10.00
10/31/04	$ 10.34	$ 10.35
Distribution Information: Twelve Months: Income dividends as of 10/31/05	$ .49	$ .49
October Income Dividend	$ .0200	$ .0200
SEC 30-day Yield as of 10/31/05++	1.76%	1.76%
Current Annualized Distribution Rate as of 10/31/05++	2.40%	2.40%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.55% and 1.65% for Class AARP and Class S respecitively, had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 2.19% and 2.29% for Class AARP and Class S respecitively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — Global Income Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	42	of	91	46
3-Year	66	of	88	75
5-Year	35	of	65	54
10-Year	32	of	40	79

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Global Bond Fund — Class S [] Citigroup World Government Bond Index+

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,116	$11,881	$14,070	$15,744
	Average annual total return	1.16%	5.91%	7.07%	4.64%
Class AARP	Growth of $10,000	$10,117	$11,872	$14,064	$15,738
	Average annual total return	1.17%	5.89%	7.06%	4.64%
Citigroup World Government Bond Index+	Growth of $10,000	$9,824	$12,431	$14,774	$16,646
	Average annual total return	-1.76%	7.52%	8.12%	5.23%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 980.00	$ 976.70	$ 975.80	$ 981.20	$ 981.20
Expenses Paid per $1,000*	$ 6.64	$ 10.91	$ 10.86	$ 5.44	$ 5.44
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,018.50	$ 1,014.17	$ 1,014.22	$ 1,019.71	$ 1,019.71
Expenses Paid per $1,000*	$ 6.77	$ 11.12	$ 11.07	$ 5.55	$ 5.55

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Global Bond Fund	1.33%	2.19%	2.18%	1.09%	1.09%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Global Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Global Bond Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or the subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, was the subadvisor to the fund. As of December 1, 2005, DeAMIS became a direct, wholly owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"). As of December 2, 2005, AAMISL serves as the subadvisor to the fund. Those individuals who manage all or a portion of the assets of the fund as employees of DeAMIS became employees of AAMISL, and these same individuals continue to be responsible for the management of the fund's assets.

Portfolio Management Team

Brett Diment

Head of Emerging Markets and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management 1991. Head of Emerging Markets.

BSc from London School of Economics.

Annette Fraser

Client Portfolio Manager and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.

Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.

MA from St. Andrews University.

Anthony Fletcher

Client Portfolio Manager and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.

Over 18 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.

BSc Geology from University of London.

Nik Hart

Head of European Investment Grade and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992.

Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.

Stephen Ilott

Head of Fixed Income and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.

Joined the fund in 2002.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998.

Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Ian Winship

Head of Global Interest Rates and Co-Manager of the fund.

Joined Aberdeen Asset Management in 2005 and the fund in 2002.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 as a member of the fixed income team.

Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and Hill Samuel Asset Managers.

BA from University of Strathclyde.

Matthew Cobon

Head of Currency and Co-Manager of the fund.

Joined Aberdeen Asset Management and the fund in 2005.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.

Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.

BA from Warwick University.

In the following interview, the portfolio management team (Brett Diment, Annette Fraser, Anthony Fletcher, Nik Hart, Stephen Ilott, Ian Winship and Matthew Cobon) discusses Scudder Global Bond Fund's strategy and the market environment for the 12-month period ended October 31, 2005.

Q:  How did the global bond markets perform during the annual period?

A:  Looking across the full 12 months, the global bond markets as a whole produced a slightly positive total return. However, this result obscures the fact that volatility was high and that most markets traded back and forth within a broad range throughout the year. In the United States, for instance, the yield on the 10-year Treasury note moved in a range bounded by a high of 4.62%, hit on March 28, and a low of 3.89%, touched on June 20. The high level of volatility was largely the result of investors' rapidly shifting views regarding inflation, energy prices, and the direction of central bank policy and global economic growth. A key feature of most markets was the "flattening" of the yield curve, or the outperformance of longer-term bonds versus shorter-term issues. Short-term bonds, which are most sensitive to central bank policy, generally rose in yield (and fell in price). Conversely, prices of longer-term bonds generally rose due to strong demand from large buyers such as pension funds and foreign central banks.

In terms of specific regions and asset classes, yields rose in the United States and Japan but declined in the UK and Europe. High-yield and emerging-markets bonds both performed well.

Q:  How did the fund perform?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2005, was 0.92%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for complete performance information.) The fund's return outperformed the -1.76% return of its benchmark, the Citigroup World Government Bond Index. The fund slightly underperformed the 0.94% average return of the 91 funds in its Lipper peer group, Global Income Funds.1,2

1 Lipper Global Income Funds Category: Funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one which may be the United States. It is not possible to invest directly into a Lipper category.

2 The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 "Overweight" means a position in a security greater than that security's weighting in the benchmark, while an "underweight" refers to a position in a security that is smaller than that of the benchmark.

Q:  What were the key factors helping and hurting performance?

A:  On the plus side, the fund's positioning in the major markets was positive: we added value through underweights (a weighting less than that of the benchmark) in the United States and Japan and an overweight in Europe.3 In addition, we positioned the fund with an overweight in longer-term bonds and an underweight in short-term bonds, which means the portfolio was able to benefit from the flattening of the yield curve. A relatively large position in emerging-markets debt was positive, but this was offset by the negative effect of a zero weighting in high-yield issues.

The currency area was moderately positive versus the benchmark but a negative versus the peer group. The fund held an average weighting in the US dollar of about 55%-60% throughout the course of the period, while the benchmark weighting is about 27%. This proved beneficial given that the value of the dollar rose during the year. However, it was a slight negative relative to the peer group, which holds about a 60% US dollar weighting.

Q:  Will you discuss your positioning in the United States?

A:  We believe the near-term outlook for US growth remains favorable. Strong personal spending and investment growth resulted in an above-consensus third-quarter gross domestic product expansion of 3.8%. The fourth quarter should also be supported by the rebuilding of inventories, the acceleration of government spending due to the Gulf Coast hurricanes, the rise in mortgage refinancing during the third quarter (which frees up cash for consumers) and rising employment. The persistence of above-trend growth in the near term should support the continuation of the Federal Reserve Board's (the Fed) policy of boosting interest rates in a measured fashion. Recent Fed statements indeed have been consistent in saying that rising inflationary expectations and the pass-through effects from increasing energy prices would justify further rate hikes. We therefore remain cautious on the United States and retain the underweight position that proved additive to performance during the past year. However, we will be closely watching for any shifts that could lead the Fed to stop raising rates sooner than is currently anticipated by the market. These include below-trend growth, housing market weakness, and any shifts to Fed policy that result from the retirement of Chairman Alan Greenspan.

Q:  How are you positioned in Europe?

A:  Europe represented the fund's largest average overweight position during the past year. This proved beneficial to performance given that yields fell and prices rose during the period. The basis for our positioning was that continued tepid growth on the Continent would enable the European Central Bank (ECB) to keep interest rates steady, and this proved to be the case. This situation has shifted, however, as the market has begun to expect that the rising level of core inflation in Europe will prompt the ECB to start raising rates. Our view is that while the possibility of an early rate hike has in fact increased, subdued core inflation, slow wage growth and uncertainty over the sustainability of the recovery will delay a substantial rate move. Most notably, we believe longer-term bonds will remain in high demand from pension funds. As a result, we intend to maintain an overweight in Europe for the immediate future.

We hold a corresponding underweight in the UK gilt or government bond market. We do not think the central bank will cut interest rates — as some investors had been hoping for throughout the middle of this year. As a result, we believe that gilts do not represent an attractive value versus bonds in either the United States or Europe.

Q:  What is your view on Japan?

A:  We believe that the recent progress of Japan's economy is well-underpinned. Both bank lending and domestic demand, which have long been weak, have shown signs of a recovery. In addition, there is evidence that the long, destructive era of deflation — i.e., falling prices — is finally drawing to a close. With this is as a backdrop, the message from the Bank of Japan has been clear: a move away from the zero-interest-rate policy is approaching. Notably, there appears to be a consensus within the Board of Governors of the Bank of Japan that rate increases are necessary. Key officials have been unusually frank in stating that inflation will be positive by year-end and that interest rates will be moved higher in 2006. In light of this, we believe the most likely direction of yields will be up. We therefore have been maintaining a large underweight in the Japanese bond market, which has been helpful to performance, and we intend to continue doing so as long as higher rates appear likely.

Q:  How is the fund positioned in the emerging-markets debt and high-yield corporate bond areas?

A:  Emerging-markets bonds have performed well, as the fundamentals of the asset class continue to improve significantly. Emerging nations have strengthened their "balance sheets" and engaged in meaningful reforms. Five years ago, only 15% of the asset class was rated investment grade; today that number stands above 50%. This trend aided performance during the past year, given that we have invested up to 10% of fund assets in emerging-markets debt, compared with a zero weighting in the benchmark. However, our current view is that emerging-markets debt is more fairly priced, and we have begun to take some money off the table by reducing the fund's positions in higher-risk countries.

In terms of high yield, the fund's zero weighting in this strong-performing asset class has taken away from relative performance, but our belief is that our avoidance of this group will ultimately pay off. Companies are increasingly focused on maximizing stockholders' value, sometimes at the expense of bond investors. In this sense, rising merger and acquisitions activity — which has been a positive for stocks — may lead to increased debt, a negative for bonds. We also view the recent bankruptcies of Delphi Automotive and certain airlines as potential warning signals. Believing high yield does not offer an attractive value given its potentially shaky fundamentals and continued low yields in relation to Treasuries, we continue to avoid the asset class.

Q:  How did the fund's currency positioning affect performance?

A:  Our overall view was that the dollar would continue the trend of weakness it experienced in 2004 due to the continued growth in its trade and budget deficits. However, the growing differential between interest rates in the United States and other parts of the world attracted investment into dollar-based assets, supporting the currency. As of the end of the period, an investor could benefit from 4% short-term rates in the United States versus 2% in Europe and 0.1% in Japan. The result was dollar strength: at the beginning of the period, it took $1.2794 to purchase one euro; by the end of the period, it required only $1.2063. Similarly, it took more Japanese yen to purchase one US dollar — 115.68 — at the end of the period than it did at the beginning — 105.79.

In the immediate future, we believe interest rate differentials and the positive growth outlook for the United States will continue to support the dollar. While we are respectful of these forces, we do not believe that the longer-term outlook for the dollar is all that positive. Through the end of October, the dollar had already posted a year-to-date gain of nearly 12% versus a narrow index of major currencies. However, we believe there are risks of a sustained dollar fall once the Fed stops raising rates, given the continued growth in the trade and budget deficits. We believe the supports for the dollar remain temporary, and further dollar weakness remains likely under all but the most favorable scenarios.

Q:  Do you have any closing thoughts for shareholders?

A:  The bond and currency markets continue to have a short-term focus, with individual economic data points providing the impetus for rapid shifts in market direction. In such an environment, it is necessary to maintain a longer-term focus. We will continue to use our focus on research and emphasis on value to generate competitive long-term results.

Regardless of the short-term market movements the months ahead may bring, we encourage investors to maintain a long-term view and stay focused on the important diversification benefits provided by an investment in the global bond markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Geographical Exposure (Excludes Securities Lending Collateral)	10/31/05	10/31/04

Japan	21%	11%
Germany	20%	14%
US	18%	12%
France	10%	17%
Belgium	7%	3%
Sweden	3%	—
United Kingdom	3%	7%
Netherlands	2%	5%
Italy	1%	4%
Austria	—	6%
Finland	—	5%
Other	15%	16%
	100%	100%
Interest Rate Exposure	10/31/05	10/31/04

Euro	46%	52%
US	23%	22%
Japan	21%	16%
Other Europe	6%	9%
Other Dollar Bloc	4%	1%
	100%	100%
Currency Exposure(a)	10/31/05	10/31/04

US	63%	52%
Japan	15%	18%
Euro	9%	24%
Other Europe	8%	5%
Other Dollar Bloc	5%	1%
	100%	100%

(a) Currency exposure after taking into account the effects of forward contracts.

Geographical exposure, interest rate exposure and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Principal Amount	Value ($)

Foreign Denominated Debt Obligations 70.1%
Argentine Peso 0.2%
Republic of Argentina, 5.83%, 12/31/2033 (PIK) (Cost $306,033)	767,795	318,350
British Pound 2.2%
United Kingdom, 5.0%, 9/7/2014 (Cost $3,694,744)	1,960,000	3,635,373
Canadian Dollar 1.1%
Government of Canada, Series WL43, 5.75%, 6/1/2029 (Cost $1,196,358)	1,780,000	1,810,036
Euro 41.8%
Bundesobligation, Series 137, 5.0%, 2/17/2006	2,330,000	2,813,569
Bundesrepublic Deutschland: Series 03, 4.75%, 7/4/2034	3,650,000	5,116,958
Series 99, 5.375%, 1/4/2010	320,000	419,962
5.5%, 1/4/2031	3,960,000	6,074,035
Series 94, 6.25%, 1/4/2024	1,840,000	2,949,055
Bundesschatzanweisungen, 2.0%, 6/15/2007	5,210,000	6,186,119
Buoni Poliennali Del Tes, 6.0%, 5/1/2031	450,000	709,673
German Postal Pensions: Series 1, 2.75%, 1/18/2011	2,150,000	2,527,582
Series 2, 3.375%, 1/18/2016	2,000,000	2,354,715
Government of France: 5.25%, 4/25/2008	4,570,000	5,796,720
5.5%, 4/25/2010	4,400,000	5,833,082
5.75%, 10/25/2032	2,360,000	3,760,505
Government of Ireland, 4.5%, 4/18/2020	1,380,000	1,820,349
Government of Spain: 3.25%, 7/30/2010	1,480,000	1,796,202
4.4%, 1/31/2015	20,000	25,948
KFW Group, 3.5%, 4/17/2009	1,700,000	2,076,784
Kingdom of Belgium: Series 46, 3.75%, 9/28/2015	780,000	959,858
Series 35, 5.75%, 9/28/2010	6,460,000	8,713,259
Netherlands Government, 2.75%, 1/15/2009	3,010,000	3,603,068
Republic of Germany, Series 140, 4.5%, 8/17/2007	3,095,000	3,829,207
Republic of Venezuela, 7.0%, 3/16/2015	130,000	164,757
United Mexican States, Series A, 5.5%, 2/17/2020	115,000	146,573
(Cost $67,258,492)		67,677,980
Japanese Yen 19.3%
Government of Japan: Series 219, 0.1%, 4/20/2006	502,000,000	4,314,514
Series 220, 0.1%, 5/20/2006	900,000,000	7,735,222
Series 13, 0.5%, 6/20/2006	1,420,000,000	12,233,323
Series 64, 1.9%, 9/20/2023	379,000,000	3,222,916
Series 13, 2.0%, 12/20/2033	49,000,000	387,846
Series 72, 2.1%, 9/20/2024	103,000,000	892,912
Series 74, 2.1%, 12/20/2024	289,000,000	2,496,976
(Cost $32,937,590)		31,283,709
Malaysian Ringgit 1.2%
Government of Malaysia, Series 04/04, 4.032%, 9/15/2009 (Cost $1,878,237)	6,900,000	1,864,447
Mexican Peso 1.0%
Mexican Bonds, Series MI-20, 8.0%, 12/7/2023 (Cost $1,425,293)	19,360,000	1,608,322
Swedish Krona 3.2%
Sweden Kingdom, 3.5%, 4/20/2006 (Cost $5,778,392)	40,400,000	5,116,718
Total Foreign Denominated Debt Obligations (Cost $114,475,139)		113,314,935

US Dollar Denominated Debt Obligations 20.5%
United States Dollar
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014	500,000	639,820
Government National Mortgage Association, 7.0%, with various maturities until 2/15/2029	196,793	206,983
Pemex Project Funding Master Trust:
8.0%, 11/15/2011	410,000	458,380
9.125%, 10/13/2010	360,000	413,460
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	570,000	698,478
Republic of Argentina: Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	810,000	298,890
8.28%, 12/31/2033 (PIK)	1,449,830	1,409,960
Republic of Philippines, 10.625%, 3/16/2025	820,000	946,075
Republic of Venezuela:
9.375%, 1/13/2034	390,000	453,570
10.75%, 9/19/2013	1,010,000	1,232,200
Russian Federation: Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	40,000	44,464
Series REG S, 11.0%, 7/24/2018	220,000	320,958
Russian Ministry of Finance: Series V, 3.0%, 5/14/2008	1,300,000	1,223,820
Series VII, 3.0%, 5/14/2011	630,000	549,171
US Treasury Bond: 6.125%, 11/15/2027	1,400,000	1,644,946
7.5%, 11/15/2016	1,827,000	2,267,121
US Treasury Note: 1.875%, 12/31/2005 (a)	8,680,000	8,649,820
3.375%, 11/15/2008	8,820,000	8,556,088
4.25%, 11/15/2014 (a)	3,330,000	3,248,700
Total US Dollar Denominated Debt Obligations (Cost $32,873,693)		33,262,904
	Shares	Value ($)

Cash Equivalents 0.9%
Scudder Cash Management QP Trust, 3.83% (d) (Cost $1,416,851)	1,416,851	1,416,851

Securities Lending Collateral 13.0%
Scudder Daily Assets Fund Institutional, 3.89% (b) (c) (Cost $21,083,800)	21,083,800	21,083,800
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $169,849,483)+	104.5	169,078,490
Other Assets and Liabilities, Net	(4.5)	(7,320,843)
Net Assets	100.0	161,757,647

+ The cost for federal income tax purposes was $170,674,856. At October 31, 2005, net unrealized depreciation for all securities based on tax cost was $1,596,366. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,437,259 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,033,625.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $21,075,438, which is 13.0% of net assets.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

PIK: Denotes that all or a portion of the income is paid in kind.

144A: Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in securities, at value (cost $147,348,832) — including $21,075,438 of securities loaned	$ 146,577,839
Investment in Scudder Daily Assets Fund Institutional (cost $21,083,800)*	21,083,800
Investments in Scudder Cash Management QP Trust (cost $1,416,851)	1,416,851
Total investments in securities, at value (cost $169,849,483)	169,078,490
Foreign currency, at value (cost $8,990,296)	8,938,527
Receivable for investments sold	18,798,085
Interest receivable	2,016,125
Receivable for Fund shares sold	24,709
Foreign taxes recoverable	2,157
Unrealized appreciation on forward foreign currency exchange contracts	322,885
Other assets	22,941
Total assets	199,203,919
Liabilities
Due to custodian bank	8,642,194
Payable for investments purchased	7,195,167
Payable upon return of securities loaned	21,083,800
Payable for Fund shares redeemed	205,966
Unrealized depreciation on forward foreign currency exchange contracts	49,947
Accrued management fee	101,194
Other accrued expenses and payables	168,004
Total liabilities	37,446,272
Net assets, at value	$ 161,757,647
Net Assets
Net assets consist of: Undistributed net investment income	9,209,674
Net unrealized appreciation (depreciation) on: Investments	(770,993)
Foreign currency related transactions	142,749
Accumulated net realized gain (loss)	(6,337,649)
Paid-in capital	159,513,866
Net assets, at value	$ 161,757,647

The accompanying notes are an integral part of the financial statements.

* Represents collateral on securities loaned.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share(a) ($34,188,895 ÷ 3,415,909 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.01
Maximum offering price per share (100 ÷ 95.5 of $10.01)	$ 10.48

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,666,163 ÷ 366,398 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 10.01

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,121,438 ÷ 411,940 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 10.00
Class AARP Net Asset Value, offering and redemption price(a) per share ($4,828,817 ÷ 483,329 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.99
Class S Net Asset Value, offering and redemption price(a) per share ($114,952,334 ÷ 11,491,157 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 10.00

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Interest	$ 5,151,301
Interest — Scudder Cash Management QP Trust	137,354
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	13,960
Total Income	5,302,615
Expenses: Management fee	1,319,904
Distribution service fees	184,217
Services to shareholders	436,446
Custodian and accounting fees	225,160
Auditing	70,487
Legal	12,856
Directors' fees and expenses	6,910
Reports to shareholders	30,960
Registration fees	49,120
Other	38,625
Total expenses, before expense reductions	2,374,685
Expense reductions	(276,923)
Total expenses, after expense reductions	2,097,762
Net investment income	3,204,853
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	11,111,411
Foreign currency related transactions	4,418,109
15,529,520
Net unrealized appreciation (depreciation) during the period on: Investments	(16,411,006)
Foreign currency related transactions	127,223
(16,283,783)
Net gain (loss) on investment transactions	(754,263)
Net increase (decrease) in net assets resulting from operations	$ 2,450,590

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income	$ 3,204,853	$ 4,185,700
Net realized gain (loss) on investment transactions	15,529,520	5,363,556
Net unrealized appreciation (depreciation) during the period on investment transactions	(16,283,783)	2,337,630
Net increase (decrease) in net assets resulting from operations	2,450,590	11,886,886
Distributions to shareholders from: Net investment income: Class A	(1,703,660)	(1,675,754)
Class B	(188,324)	(200,753)
Class C	(158,128)	(159,260)
Class AARP	(248,816)	(243,152)
Class S	(5,872,829)	(5,761,255)
Fund share transactions: Proceeds from shares sold	18,477,073	27,452,310
Reinvestment of distributions	6,758,629	6,608,058
Cost of shares redeemed	(38,973,336)	(48,420,242)
Redemption fees	4,630	—
Net increase (decrease) in net assets from Fund share transactions	(13,733,004)	(14,359,874)
Increase (decrease) in net assets	(19,454,171)	(10,513,162)
Net assets at beginning of period	181,211,818	191,724,980
Net assets at end of period (undistributed net investment income of $9,209,674 and $3,162,396, respectively)	$ 161,757,647	$ 181,211,818

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.35	$ 10.13	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[c]	.17	.22	.25	.32	.14
Net realized and unrealized gain (loss) on investment transactions	(.05)	.42	.65	.33	.29
Total from investment operations	.12	.64	.90	.65	.43
Less distributions from: Net investment income	(.46)	(.42)	(.35)	(.07)	(.11)
Tax return of capital	—	—	—	(.29)	(.05)
Total distributions	(.46)	(.42)	(.35)	(.36)	(.16)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 10.01	$ 10.35	$ 10.13	$ 9.58	$ 9.29
Total Return (%)[d]	.92[e]	6.71[e]	9.51	7.24	4.87**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	39	40	37	36
Ratio of expenses before expense reductions (%)	1.51	1.43	1.39	1.36	1.40*
Ratio of expenses after expense reductions (%)	1.33	1.31	1.39	1.36	1.40*
Ratio of net investment income (%)	1.68	2.12	2.46	3.42	4.23*
Portfolio turnover rate (%)	224	161	134	114	61

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.10% to 3.42%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from June 18, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.35	$ 10.14	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[c]	.09	.13	.17	.24	.12
Net realized and unrealized gain (loss) on investment transactions	(.06)	.42	.66	.34	.28
Total from investment operations	.03	.55	.83	.58	.40
Less distributions from: Net investment income	(.37)	(.34)	(.27)	(.06)	(.09)
Tax return of capital	—	—	—	(.23)	(.04)
Total distributions	(.37)	(.34)	(.27)	(.29)	(.13)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 10.01	$ 10.35	$ 10.14	$ 9.58	$ 9.29
Total Return (%)[d]	.06[e]	5.74[e]	8.73	6.38	4.51**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	7	6	4
Ratio of expenses before expense reductions (%)	2.49	2.43	2.19	2.17	2.20*
Ratio of expenses after expense reductions (%)	2.18	2.17	2.19	2.17	2.20*
Ratio of net investment income (%)	.83	1.26	1.66	2.61	3.43*
Portfolio turnover rate (%)	224	161	134	114	61

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.29% to 2.61%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from June 18, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.35	$ 10.14	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[c]	.09	.13	.17	.25	.12
Net realized and unrealized gain (loss) on investment transactions	(.07)	.42	.66	.33	.28
Total from investment operations	.02	.55	.83	.58	.40
Less distributions from: Net investment income	(.37)	(.34)	(.27)	(.06)	(.09)
Tax return of capital	—	—	—	(.23)	(.04)
Total distributions	(.37)	(.34)	(.27)	(.29)	(.13)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 10.00	$ 10.35	$ 10.14	$ 9.58	$ 9.29
Total Return (%)[d]	(.04)[e]	5.76[e]	8.76	6.41	4.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	5	1	1
Ratio of expenses before expense reductions (%)	2.30	2.24	2.17	2.15	2.18*
Ratio of expenses after expense reductions (%)	2.17	2.16	2.17	2.15	2.18*
Ratio of net investment income (%)	.84	1.27	1.68	2.63	3.45*
Portfolio turnover rate (%)	224	161	134	114	61

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.31% to 2.63%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from June 18, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.34	$ 10.12	$ 9.57	$ 9.28	$ 8.82
Income (loss) from investment operations: Net investment income[b]	.20	.24	.27	.34	.41
Net realized and unrealized gain (loss) on investment transactions	(.06)	.43	.66	.34	.47
Total from investment operations	.14	.67	.93	.68	.88
Less distributions from: Net investment income	(.49)	(.45)	(.38)	(.08)	(.30)
Tax return of capital	—	—	—	(.31)	(.12)
Total distributions	(.49)	(.45)	(.38)	(.39)	(.42)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 9.99	$ 10.34	$ 10.12	$ 9.57	$ 9.28
Total Return (%)	1.17[c]	6.87[c]	9.80	7.54	10.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	5	3	1
Ratio of expenses before expense reductions (%)	1.31	1.20	1.14	1.09	1.13
Ratio of expenses after expense reductions (%)	1.08	1.07	1.14	1.09	1.13
Ratio of net investment income (%)	1.93	2.36	2.71	3.69	4.54
Portfolio turnover rate (%)	224	161	134	114	61

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.37% to 3.69%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total returns would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.35	$ 10.13	$ 9.57	$ 9.28	$ 8.83
Income (loss) from investment operations: Net investment income[b]	.20	.24	.27	.34	.41
Net realized and unrealized gain (loss) on investment transactions	(.06)	.43	.67	.34	.46
Total from investment operations	.14	.67	.94	.68	.87
Less distributions from: Net investment income	(.49)	(.45)	(.38)	(.08)	(.30)
Tax return of capital	—	—	—	(.31)	(.12)
Total distributions	(.49)	(.45)	(.38)	(.39)	(.42)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 10.00	$ 10.35	$ 10.13	$ 9.57	$ 9.28
Total Return (%)	1.16[c]	6.86[c]	9.90	7.54	10.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115	128	135	137	138
Ratio of expenses before expense reductions (%)	1.22	1.19	1.14	1.09	1.13
Ratio of expenses after expense reductions (%)	1.08	1.07	1.14	1.09	1.13
Ratio of net investment income (%)	1.93	2.36	2.71	3.69	4.54
Portfolio turnover rate (%)	224	161	134	114	61

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.37% to 3.69%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total returns would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $5,512,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($1,848,000), October 31, 2007 ($2,576,000) and October 31, 2008 ($1,088,000), the respective expiration dates, whichever occurs first, a portion of which is subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code. During the year ended October 31, 2005, the Fund utilized approximately $3,353,000 of prior year capital loss carryforward.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 9,491,496
Capital loss carryforwards	$ (5,512,000)
Unrealized appreciation (depreciation) on investments	$ (1,596,366)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2005	2004
Distributions from ordinary income*	$ 8,171,757	$ 8,040,174

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $214,351,524 and $241,572,335, respectively. Purchases and sales of US Treasury obligations aggregated $147,612,822 and $134,035,642, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annualized effective rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets, and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, served as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensated DeAMIS out of the management fee it received from the Fund. See Note J for details regarding the change in subadvisor subsequent to year end.

Effective October 1, 2003 through February 28, 2006, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.30% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1distribution and/or service fees, director and director counsel fees and organizational and offering expenses.)

In addition, for the year ended October 31, 2005, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.07%, 1.17%, 1.17%, 1.07% and 1.07% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend- paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the fund. For the year ended October 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 81,409	$ 69,792	$ 1,457
Class B	22,223	15,492	2,358
Class C	11,020	5,362	510
Class AARP	14,189	12,018	—
Class S	203,160	170,592	7,514
	$ 332,001	$ 273,256	$ 11,839

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended October 31, 2005 the amount charged to the Fund by SFAC for accounting services aggregated $151,615, of which $13,413 is unpaid at October 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the Agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class B	$ 37,487	$ 2,251
Class C	32,085	2,315
	$ 69,572	$ 4,566

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class A	$ 92,177	$ 6,620.24%
Class B	12,180	742.24%
Class C	10,288	750.24%
	$ 114,645	$ 8,112

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005 aggregated $3,157.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and Class C shares was $15,945 and $427, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $17,940, of which $5,760 is unpaid at October 31, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $3,667, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Forward Foreign Currency Exchange Contracts

As of October 31, 2005, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
EUR	43,450,000	USD	52,508,890	1/25/2006	$ 187,211
EUR	4,000,000	USD	4,873,640	1/25/2006	56,914
JPY	967,000,000	USD	8,470,642	1/25/2006	78,760
Total unrealized appreciation					$ 322,885
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation
USD	420,308	AUD	560,000	1/25/2006	$ (2,891)
USD	652,075	CHF	830,000	1/25/2006	(3,075)
USD	3,345,966	EUR	2,770,000	1/25/2006	(10,384)
USD	674,916	GBP	380,000	1/25/2006	(2,740)
MXN	18,000,000	USD	1,636,661	1/25/2006	(12,847)
USD	417,117	NOK	2,700,000	1/25/2006	(371)
USD	541,753	PLN	1,680,000	1/25/2006	(7,085)
USD	240,519	SEK	1,890,000	1/25/2006	(1,670)
USD	1,982,490	SGD	3,340,000	1/25/2006	(3,231)
USD	1,658,986	SGD	2,790,000	1/25/2006	(5,653)
Total unrealized depreciation					$ (49,947)
Currency Abbreviations
AUD	Australian Dollar	CHF	Swiss Francs	EUR	Euro
GBP	Pound Sterling	JPY	Japanese Yen	MXN	Mexican Peso
NOK	Norwegian Krone	PLN	Polish Zloty	SEK	Swedish Krona
SGD	Singapore Dollar	USD	United States Dollar

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	704,109	$ 7,273,065	1,001,347	$ 10,185,093
Class B	108,066	1,123,084	274,075	2,782,203
Class C	236,971	2,440,821	314,291	3,189,241
Class AARP	128,662	1,328,364	185,524	1,896,702
Class S	611,287	6,311,739	924,388	9,399,071
		$ 18,477,073		$ 27,452,310
Shares issued to shareholders in reinvestment of distributions
Class A	132,387	$ 1,368,092	132,352	$ 1,346,008
Class B	14,872	153,934	16,934	172,470
Class C	13,684	141,553	13,028	132,582
Class AARP	21,704	223,779	21,635	219,662
Class S	471,861	4,871,271	465,947	4,737,336
		$ 6,758,629		$ 6,608,058
Shares redeemed
Class A	(1,145,346)	$ (11,790,797)	(1,333,011)	$ (13,562,700)
Class B	(274,353)	(2,819,395)	(434,677)	(4,411,337)
Class C	(234,822)	(2,417,405)	(377,654)	(3,845,733)
Class AARP	(168,385)	(1,730,494)	(248,149)	(2,524,954)
Class S	(1,960,216)	(20,215,245)	(2,372,718)	(24,075,518)
		$ (38,973,336)		$ (48,420,242)
Redemption fees		$ 4,630		$ —
Net increase (decrease)
Class A	(308,850)	$ (3,148,639)	(199,312)	$ (2,031,599)
Class B	(151,415)	(1,542,244)	(143,668)	(1,456,664)
Class C	15,833	165,083	(50,335)	(523,910)
Class AARP	(18,019)	(178,208)	(40,990)	(408,590)
Class S	(877,068)	(9,028,996)	(982,383)	(9,939,111)
		$ (13,733,004)		$ (14,359,874)

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

J. Subsequent Event

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited was the subadvisor to the Fund. On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. As of December 1, 2005, DeAMIS became a direct wholly owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"). As of December 2, 2005, AAMISL serves as the subadvisor to the Fund pursuant to a written contract. AAMISL is paid for its services by the Advisor from its fee as an investment advisor to the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and Shareholders of Scudder Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Bond Fund (the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2005	PricewaterhouseCoopers LLP
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of Scudder Global Bond Fund (the "Fund") was held on November 28, 2005, at the Offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, New York 10017. At the Meeting, the following matters were voted on by the shareholders (the resulting votes are presented below).

1. To approve the Amended and Restated Investment Management Agreement between Deutsche Investment Management Americas Inc. and Global/International Fund, Inc., on behalf of the Fund.

Number of Votes:
For	Against	Abstain
7,193,113.209	321,648.007	717,676.896

2. To approve a new Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Aberdeen Asset Management Investment Services Limited, on behalf of the Fund.

Number of Votes:
For	Against	Abstain
7,161,452.017	334,771.514	736,214.581
Investment Management Agreement Approval

Background

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the investment advisor of Scudder Global Bond Fund, was the subadvisor for the Fund and was responsible for managing the Fund's assets. DeAMIS rendered investment advisory and management services, including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time to time for management. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of DeIM, parts of its asset management business and related assets based in London and Philadelphia (the "Aberdeen Transaction"). As of that date, DeAMIS became a direct, wholly owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"). AAMISL is a registered investment advisor under the Investment Advisors Act of 1940, as amended. As of December 2, 2005, it became the subadvisor to the Fund pursuant to a written contract ("Aberdeen Sub-Advisory Agreement"). Those individuals who managed all or a portion of the assets of the Fund as employees of DeAMIS became employees of AAMISL, and these same individuals will continue to be responsible for the management of the Fund's assets. Aberdeen PLC and its asset management subsidiaries, including AAMISL, are known as "Aberdeen."

Prior to December 2, 2005, DeIM served as investment advisor to the Fund pursuant to an Investment Management Agreement between DeIM and the Fund (the "Previous Investment Management Agreement"). On December 2, 2005, DeIM began serving as investment advisor to the Fund pursuant to an Amended and Restated Investment Management Agreement, which contains provisions substantially identical to the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing DeIM to delegate some or all of its duties under the Amended and Restated Investment Management Agreement to non-affiliated subadvisors, such as AAMISL.

Board Considerations — Aberdeen Transaction

The Board of Directors of the Fund held a meeting on August 9, 2005 to consider information about Aberdeen PLC, Aberdeen and AAMISL and the Aberdeen Transaction. To assist the Board in its consideration of the Aberdeen Sub-Advisory Agreement, as discussed below, the Board received and considered extensive information about Aberdeen PLC and AAMISL and the resources that they intended to commit to the Fund. The Board conducted a thorough review of the potential implications of the Aberdeen Sub-Advisory Agreement on the Fund's shareholders and was assisted in this review by its independent legal counsel. On September 9, 2005, the Board, including its Independent Directors, approved the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement, and directed that these agreements be submitted to the Fund's shareholders for approval.

In approving the terms of the Aberdeen Sub-Advisory Agreement, the Board considered the following factors, among others:

DeIM and Aberdeen PLC have advised the Board that the same London-based and/or Philadelphia-based Fixed Income team that managed the Fund prior to the Aberdeen Transaction would become employees of Aberdeen and would continue to manage the Fund as employees of an Aberdeen PLC subsidiary. In this regard, the Board also considered Aberdeen PLC's assurances regarding the arrangements and incentives that had been established to ensure continued employment with Aberdeen of key members of this investment team. The Board concluded that continued access to the services provided by this team was in the best interests of the Fund and its shareholders.

The advisory fees paid by the Fund would not change as a result of implementing the Aberdeen Sub-Advisory Agreement, and the overall scope of services provided to the Fund and the standard of care applicable to those services would not be adversely affected. In this regard, the Board also considered DeIM's and Aberdeen PLC's representations that they do not expect any diminution in the nature or quality of services provided to the Fund after the Aberdeen Transaction.

The terms of the Aberdeen Sub-Advisory Agreement are consistent with other sub-advisory agreements considered by the Board and determined to be in the best interests of shareholders. The Board considered the fees payable to AAMISL by DeIM under the Aberdeen Sub-Advisory Agreement, including relative to the fees paid to subadvisors of other similar funds, and concluded that such fees are fair and reasonable. The Board also considered the portion of the fees retained by DeIM under the Amended and Restated Investment Management Agreement in light of the services DeIM will continue to provide and its estimated costs of providing such services and concluded that such fees are fair and reasonable.

The benefits to DeIM, Aberdeen PLC and their respective affiliates from the Aberdeen Transaction, including DeIM's conflicts of interest in recommending to the Board that they approve the Aberdeen Sub-Advisory Agreement.

The resources and operations of Aberdeen, including the experience and professional qualifications of Aberdeen personnel that would be providing compliance and other services to the Fund. The Board noted that, pursuant to the Amended and Restated Investment Management Agreement, DeIM will oversee the management of the Fund's portfolio by AAMISL and will continue to provide the same administrative services that it currently provides.

DeIM's commitment to pay all costs associated with obtaining shareholder approval of the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement.

The Board evaluated the Amended and Restated Investment Management Agreement in conjunction with its broader annual review of all contractual arrangements between the Fund and DeIM and its affiliates. With regard to the Amended and Restated Investment Management Agreement for the Fund, the Board considered in particular that its terms are substantially identical to the terms of the Previous Investment Management Agreement for the Fund, except that the Amended and Restated Investment Management Agreement contains a provision specifically authorizing DeIM to delegate some or all of its advisory duties to an unaffiliated subadvisor (such as AAMISL). At the conclusion of this review, the Board unanimously voted to continue the current contractual arrangements between the Fund and DeIM and its affiliates, pending shareholder approval of the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement. The factors considered by the Board in connection with their general contract review, which are also pertinent to its approval of the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement, are set forth below.

Board Considerations — General Contract Review

In terms of the process the Directors followed prior to approving the Previous Investment Management Agreement, shareholders should know that:

At the present time, all of the Fund's Directors — including the chair of the Board — are independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Directors note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining whether to provide the continuation of the Fund's Previous Investment Management Agreement, the Board considered factors that it believes are relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund (Class S shares) were higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended June 30, 2005 and underperformed its benchmark in the three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board concluded that the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement were in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41
Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41
Kenneth C. Froewiss (1945) Director 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZGAX	SZGBX	SZGCX
CUSIP Number	378947-774	378947-766	378947-758
Fund Number	461	661	761

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGBDX	SSTGX
Fund Number	161	061
Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Global/International Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER GLOBAL BOND FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

   Services that the Fund's Independent Registered Public
             Accounting Firm Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $74,500           $225               $0               $0
--------------------------------------------------------------------------------
2004              $69,500           $185            $11,400             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

             Services that the Fund's Independent Registered Public
           Accounting Firm Billed to the Adviser and Affiliated Fund
                               Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                $309,400                $197,605                 $0
--------------------------------------------------------------------------------
2004                $453,907                   $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with consultation services and agreed-upon procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------

2005              $0            $197,605           $104,635         $302,240
--------------------------------------------------------------------------------
2004            $11,400            $0             $1,153,767       $1,165,167
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Bond Fund, a series of
                                    Global/International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Global Bond Fund, a series of
                                    Global/International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006